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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON D.C. 20549

                          ------------------------

                                    FORM 8-K

                            Current Report Pursuant

                         To Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


Date of report (Date of earliest event reported)         January 16, 1998
                                                  -----------------------------

      Protection One, Inc.                 Protection One Alarm Monitoring, Inc.
------------------------------------       -------------------------------------
    (Exact Name of Registrant                  (Exact Name of Registrant
     as Specified in Charter)                   as Specified in Charter)

              Delaware                                 Delaware
------------------------------------       -------------------------------------
    (State or Other Jurisdiction                (State or Other Jurisdiction
         of Incorporation)                           of Incorporation)

           0-247802                                     33-73002-1
------------------------------------       -------------------------------------
    (Commission File Number)                     (Commission File Number)

         93-1063818                                      93-1065479
------------------------------------       -------------------------------------
      (I.R.S. Employer                                (I.R.S. Employer
     Identification No.)                              Identification No.)

     6011 Bristol Parkway                            6011 Bristol Parkway
Culver City, California 90230                    Culver City, California 90230
------------------------------------       -------------------------------------
(Address of Principal Executive                 (Address of Principal Executive
 Offices, Including Zip Code)                     Offices, Including Zip Code)

        (310) 342-6300                                  (310) 342-6300
------------------------------------       -------------------------------------
(Registrant's Telephone Number,                 (Registrant's Telephone Number,
      Including Area Code)                            Including Area Code)

             N/A                                              N/A
------------------------------------       -------------------------------------
 (Former Name or Former Address,                (Former Name or Former Address,
  if Changed Since Last Report)                  if Changed Since Last Report)
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Item 4. Change in Registrant's Certifying Accountant

Protection One, Inc. (the Company) has retained Arthur Andersen LLP (Andersen) to serve as principal accountant for the Company and its subsidiaries beginning with the calendar year ended December 31, 1997, and dismissed the firm of Coopers & Lybrand LLP (C&L). The dismissal of C&L as principal accountant and the appointment of Andersen as principal accountant was unanimously approved by all the members of the Company's Board of Directors on January 16, 1998, as recommended by the Audit Committee.

The decision to dismiss C&L and engage Andersen follows the Company's combination with the security alarm business of Western Resources, Inc., effective in November 1997, and the Company's decision to change its fiscal year to a calendar year as required by that business combination. Andersen is the principal accountant for Western Resources, Inc.

The audit reports of C&L on the Company's consolidated financial statements as of and for the fiscal years ended September 30, 1997 and 1996 did not contain an adverse opinion or a disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During fiscal years 1997 and 1996, there were no disagreements with C&L on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to C&L's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. In addition, there were no reportable events as described under Item 304(a)(1)(v)(A) through (D) of Regulation S-K during fiscal years 1997 and 1996.

The Company has requested C&L to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Protection One, Inc.
                                        Protection One Alarm Monitoring, Inc.

January 22, 1998                        By: /s/ JOHN W. HESSE
                                           ------------------------------------
                                                John W. Hesse
                                                Executive Vice President
                                                and Chief Financial Officer